                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Aramark Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                                                              A

[LOGO OF ARAMARK APPEARS HERE]

                      ELECTION FORM/LETTER OF TRANSMITTAL
                              ARAMARK CORPORATION

                                   SHARE 100

TO: PERSONS WHO OWN SHARES OF ARAMARK CLASS A COMMON STOCK

CASH--IF YOU WISH TO RECEIVE CASH, YOU SHOULD COMPLETE ONLY THE SIGNATURE BLOCK section and submit this Election Form/Letter of Transmittal with your stock certificates.

NOTES--IF YOU WISH TO RECEIVE NOTES (AND ARE ELIGIBLE TO RECEIVE SUCH CONSIDERATION), YOU MUST COMPLETE THE NOTES CONSIDERATION ELECTION FORM AND THE SIGNATURE BLOCK section on the following pages. Then submit the completed Election Form/Letter of Transmittal, along with your stock certificates, in the enclosed return envelope. Your Election Form must be received by us no later than 10:00 a.m., Philadelphia time, on February 10, 1998, the day of the stockholders' meeting.

      USE THE ENCLOSED GREEN RETURN ENVELOPE, OR MAIL YOUR MATERIALS TO:

                              ARAMARK Corporation
                                 ARAMARK Tower
                              1101 Market Street
                            Philadelphia, PA 19107
                     Attention: Exchange Agent--29th floor

                       NOTES CONSIDERATION ELECTION FORM

DIRECTIONS FOR THOSE WISHING TO RECEIVE NOTES: Complete the information required below and the Signature Block section. If shares are registered jointly, both persons must sign. Please attach an additional sheet, if necessary.


SHARE CERTIFICATE NUMBER    TOTAL NUMBER OF SHARES
                         REPRESENTED BY CERTIFICATE(1)
                                                     TOTAL NUMBER OF SHARES FOR
                                                          WHICH YOU WISH TO
                                                               RECEIVE
                                                       NOTES CONSIDERATION(2)
 -----------------------------------------------------------------------------
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 Total Shares:



(1) If you wish to make the same election for all shares represented by a Certificate, make a check mark (X) in the third column. If you wish to make an election as to fewer than all shares evidenced by a Certificate, indicate the number of shares in the third column.
(2) In order to make the above election, a holder (or holders) must demonstrate compliance with one of the Suitability Requirements set forth below by checking the box next to the description of the requirement met by such holder, and thereby affirmatively representing to ARAMARK Corporation, upon which representation ARAMARK Corporation will rely, that such holder(s) meets such requirement. Accordingly, you represent that you are:

    [_] (i) a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of the Company, a self-employed individual retirement plan or individual retirement account), an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "CODE"), which has total assets of not less than $5,000,000 according to its most recent audited financial statements, a corporation having a net worth on a consolidated basis, according to its most recent audited financial statements, of not less than $14,000,000 or any wholly owned subsidiary thereof;

    [_] (ii) a director or executive officer of the Company;

    [_] (iii) a person who makes a valid Election to receive Notes Consideration in Share 100 with an aggregate value of $150,000 or more provided such person is able to bear the economic risk of the investment, the investment does not exceed 10% of such person's net worth (or joint net worth with a spouse), or such person (or with such person's professional advisor who is unaffiliated with and not compensated by the Company or any affiliate thereof) has the capacity to protect its own interests in connection with the transaction;

    [_] (iv) an individual who elects to receive Notes Consideration in Share 100 whose net worth (or joint net worth with a spouse) exceeds $1,000,000, provided such person is able to bear the economic risk of the investment, the investment does not exceed 10% of such person's net worth (or joint net worth with a spouse), or such person (or with such person's professional advisor who is unaffiliated with and not compensated by the Company or any affiliate thereof) has the capacity to protect its own interests in connection with the transaction;

    [_] (v) an individual who elects to receive Notes Consideration in Share 100 whose income (or whose joint income with a spouse) exceeded $200,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000 in the current year, provided such person is able to bear the economic risk of the investment, the investment does not exceed 10% of such person's net worth (or joint net worth with a spouse), or such person (or with such person's professional advisor who is unaffiliated with and not compensated by the Company or any affiliate thereof) has the capacity to protect its own interests in connection with the transaction;

    [_] (vi) a person who has preexisting personal or business contacts with the Company or any officer, director or controlling person thereof of a nature and duration such as would enable a reasonably prudent person to be aware of the character, business acumen and general business and financial circumstances of the person with whom the relationship exists;*

    [_] (vii) a person who, by reason of its business or financial experience or the business or financial experience of its professional advisor (who is unaffiliated with and is not compensated by the Company or any affiliate of the Company), could be reasonably assumed to have the capacity to protect its own interests in the transaction;*

    [_] (viii) any relative, spouse or relative of the spouse of an individual who meets any one of the requirements of clauses (ii)-(vii) above and who makes a valid Election to receive Notes Consideration in Share 100 (an "INDIVIDUAL") who has the same principal residence as such Individual (a "RELATED PERSON"), any trust or estate in which an Individual and any Related Person collectively own more than 50% of the beneficial interest, any corporation or other organization of which an Individual and any Related Person collectively are beneficial owners of more than 50% (excluding directors' qualifying shares) of the equity securities ("relative" means a person related by blood, marriage or adoption);

    [_] (ix) any entity in which all the equity owners are persons specified in (i), (ii), (iv) or (v) above;

NOTE: ARAMARK Corporation may request such additional documentation or evidence with respect to any such representation as it deems appropriate. The good faith determination by ARAMARK Corporation that a holder does not meet the Suitability Requirements shall be conclusive as to such holder. Holders who fail to demonstrate to ARAMARK Corporation's satisfaction that they meet the Suitability Requirements are entitled to receive in the recapitalization all cash (only) in redemption of their shares.

* The Suitability Requirement options listed in (vi) and (vii) above are available to only 35 holders. In the event that more than 35 persons rely on either of these options, ARAMARK Corporation will determine which 35 persons shall be allowed so to rely.

                 (PLEASE COMPLETE THE SIGNATURE BLOCK SECTION)

                                SIGNATURE BLOCK

To The Exchange Agent:

  Capitalized terms used herein without definition have the meanings given to them in the Proxy Statement dated January 8, 1998 (the "PROXY STATEMENT"), receipt of which is acknowledged by the undersigned.

  Election. The undersigned hereby makes the election, if any, in the foregoing Notes Consideration Election Form section subject to the terms, conditions and limitations set forth in (i) the Proxy Statement and (ii) the accompanying instructions.

  Surrender of Certificates. The undersigned hereby surrenders the shares evidenced by the Certificates enclosed herewith and confirmation statements, if any, for the Cash Consideration and/or Notes Consideration receivable by the undersigned in Share 100, subject to the terms, conditions and limitations set forth in (i) the Proxy Statement and (ii) the accompanying instructions.

      Can't find your certificates?     Check (X) here and we'll send you
     further instructions. This will delay processing of your cash payment.


  Representations as to Title and Authority. The undersigned hereby represents and warrants that the undersigned has good title to the shares evidenced by the Certificates and confirmation statements, if any, being delivered and surrendered to the Exchange Agent, free and clear of all liens, restrictions, charges and encumbrances, and that such shares are not subject to any adverse claim. The undersigned also represents and warrants that the undersigned has full power and authority to make the elections, if any, made herein and to surrender the shares, if any, surrendered herewith. In addition, the undersigned represents that the undersigned fulfills those Suitability Requirements checked in the Notes Consideration Election Form, if such election was made, and is acquiring Notes Consideration for investment purposes only and not with a view to resale or public distribution thereof. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by the Exchange Agent in connection with such elections and/or surrender of the shares. All authority conferred or agreed to be conferred in this Election Form/Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                                SIGNATURE BLOCK


 -------------------------------     -----------------------------------------
  (Print name(s) of Holder(s))            (Signature(s) of Holder(s))


 -------------------------------     -----------------------------------------
  (Print name(s) of Holder(s))            (Signature(s) of Holder(s))

 Dated: _________________ , 1998

   (Must be signed by the holder exactly as name appears on the Certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information.)

 Name: _____________________________       Capacity (Full Title): ____________
       (Please Type or Print)

 Address: __________________________       Area Codes and Telephone Numbers: _

                                                       (Home)

 -----------------------------------       -----------------------------------
         (Include Zip Code)
                                                     (Business)

 Taxpayer Identification or Social Security No.: _____________________________

                                 INSTRUCTIONS
    FORMING PART OF THE TERMS AND CONDITIONS OF THE ELECTION FORM/LETTER OF
                                  TRANSMITTAL

  1. Certain Definitions. Capitalized terms used herein without definition have the meanings given to them in the Proxy Statement.

  2. Who should use this Form.

                              AS AN ELECTION FORM

 . Holders of Common Stock, Class A, $.01 par value per share, of the Company ("CLASS A COMMON STOCK") who wish to elect the Notes
    Consideration.

                          AS A LETTER OF TRANSMITTAL

 .  Holders of Class A Common Stock who wish to receive the Cash
    Consideration.

 .  Holders of Class A Common Stock who wish to receive the Notes
    Consideration.


  In connection with making an Election, a holder should carefully consider the election and the enclosed materials, including, without limitation, the information contained in the Proxy Statement under "Share 100 --Certain U.S. Federal Income Tax Considerations." You are encouraged to consult your own tax advisor before making an Election.

  3. Election Option. You may elect (an "ELECTION") to receive for each share of Class A Common Stock, in lieu of $347.50 in cash (the "CASH
CONSIDERATION"), $347.50 principal amount (the "NOTES CONSIDERATION") of 7.25% Guaranteed Convertible Installment Promissory Notes due 2007, subject to certain Suitability Requirements (see Instruction 4).

  4. Suitability Requirements. In order to ensure compliance with federal and certain state securities laws which may be applicable to Share 100, the opportunity for any holder of Class A Common Stock to make an Election to accept the offer of the Company to receive the Notes Consideration in Share 100 is being offered only to any holder of Class A Common Stock who demonstrates to the Company's satisfaction, by an affirmative representation in note 2 on the Notes Consideration Election Form herein, that such holder fulfills one of the Suitability Requirements.

  5. Certain Contingent Payments. Any holder of Class A Common Stock who receives the Cash Consideration or the Notes Consideration will also be entitled to a contingent cash payment (a "CONTINGENT PAYMENT") if, within two years (or two years and three months in the case of clause (d) below) from the effective time of Share 100, one of the following events shall occur: (a) the Company consummates a stock sale, merger, consolidation or business combination in which the holders of Class A Composite Stock and Class B Composite Stock receive consideration for their shares and in which the holders of the Company's common stock before the transaction do not hold at least a majority of the common stock after the transaction ("FUTURE MERGER");
(b) the Company consummates a sale of all or substantially all of its assets in which the holders of Class A Composite Stock and Class B Composite Stock receive consideration for their shares ("SALE"); provided that the educational resources business, food and support services business or uniform and career apparel business (each, a "BUSINESS GROUP") shall not be deemed to be substantially all of its assets; (c) the Company consummates an underwritten public offering of more than 15% of its Class A Composite Stock and Class B Composite Stock ("PUBLIC OFFERING"); (d) the Company repurchases 1/3rd or more of its outstanding Class A Composite Stock and Class B Composite Stock within any three-month period for consideration other than its common stock, provided that such three-month period shall have commenced within the two years after the effective time of Share 100 ("EXTRAORDINARY REDEMPTION"); and (e) the Company pays an extraordinary dividend to holders of its Class A Composite Stock and Class B Composite Stock in excess of $34.75 per share ("EXTRAORDINARY DIVIDEND"). The right to receive a Contingent Payment, if any, may be evidenced by a certificate issued by the Company and delivered simultaneously with the Cash Consideration or Notes Consideration. A "Future Merger" shall not include a stock sale, merger, consolidation or business combination involving any Business Group. A "Public Offering" shall not include any public offering, secondary offering or other distribution of any Business Group Stock. All computations are to be done on a Class B Composite Stock equivalent basis.

  Upon consummation of a Future Merger or Sale, each such former holder of Class A Common Stock will be entitled to receive for each share of Class A Common Stock for which Cash Consideration or Notes Consideration was received in Share 100, the amount, if any, by which the fair market value of the per share consideration received by the holders of Class B Composite Stock exceeds the sum of $34.75 per share plus an amount equal to simple interest at 5% annually computed on $34.75 per share from the effective date of Share 100 to the relevant date. Upon consummation of a Public Offering, each such former holder of Class A Common Stock will be entitled to receive for each share of Class A Common Stock for which Cash Consideration or Notes Consideration was received in Share 100, the amount, if any, by which the average of the closing prices of the Class B Composite Stock issued in the Public Offering during the period commencing 91 days, and ending 120 days, after the consummation of the Public Offering exceeds the sum of $34.75 per share plus an amount equal to simple interest at 5% annually computed on $34.75 per share from the effective date of Share 100 to the relevant date. Upon the occurrence of an Extraordinary Redemption, each such former holder of Class A Common Stock will be entitled to receive for each share of Class A Common Stock for which Cash Consideration or Notes Consideration was received in Share 100, the amount, if any, equal to the product of (a) the average purchase price of Class B Composite Stock repurchased by the Company in the Extraordinary Redemption, less the sum of $34.75 per share plus an amount equal to simple interest at 5% annually computed on $34.75 per share from the effective date of Share 100 to the relevant date and (b) a factor equal to (i) the number of shares of Class B Composite Stock repurchased by the Company in the Extraordinary Redemption (the "REPURCHASED SHARES") divided by (ii) the sum of (x) the larger of the number of Repurchased Shares or the number of shares of Class B Composite Stock tendered to the Company in connection with the Extraordinary Redemption plus (y) the number of shares of Class A Common Stock that were redeemed by the Company in Share 100 for Cash Consideration or Notes Consideration. Upon the occurrence of an Extraordinary Dividend, each such former holder of Class A Common Stock will be entitled to receive for each share of Class A Common Stock for which Cash Consideration or Notes Consideration was received in Share 100, the amount, if any, equal to the total amount per share distributed by the Company in the Extraordinary Dividend, less the sum of $34.75 per share plus an amount equal to simple interest at 5% annually computed on $34.75 per share from the effective date of Share 100 to the relevant date.

  6. Election Deadline. To make an effective Election, a duly completed and signed Election Form/Letter of Transmittal, together with the other documents required hereby, must be received by the Exchange Agent no later than 10:00 A.M., Philadelphia time, on February 10, 1998, the day of the annual meeting (the "ANNUAL MEETING") or, if the Annual Meeting is postponed or adjourned without approval and adoption of Share 100, no later than 10:00 A.M., Philadelphia time, on the day on which Share 100 is approved and adopted by the Company's stockholders (the later of such times being referred to herein as the "ELECTION DEADLINE").

  Even if you plan to vote against Share 100, you should nonetheless make a proper and timely election to ensure that you will receive the desired consideration in the event Share 100 is ultimately approved and becomes effective.

  A duly completed and signed Election Form/Letter of Transmittal need not be accompanied by certificates representing Class A Common Stock ("CERTIFICATES") to be an effective Election.

  7. Surrender of Certificates. It is recommended that if you are to receive Cash Consideration or Notes Consideration in Share 100 in respect of your shares, you surrender your Certificates accompanied by a duly completed and signed Election Form/Letter of Transmittal prior to the Effective Time of Share 100. The Company will not pay any cash or Installment Notes until the Certificates with respect to which payment is to be made have been properly surrendered to the Exchange Agent. To effectively surrender your Certificates, they must be accompanied by a duly completed and signed Election Form/Letter of Transmittal, even if you have previously submitted an Election Form/Letter of Transmittal.

  8. Delivery of Election Form/Letter of Transmittal and Certificates. An Election Form/Letter of Transmittal, the Certificates, if applicable, and any other required documents must be properly received by the Exchange Agent at the address set forth below, in form satisfactory to the Exchange Agent, in order for the delivery and surrender to be effective and the risk of loss of the Certificates to pass to the Exchange Agent. The method of delivery (either by hand, mail or overnight delivery) of Certificates and other documents is at the election and risk of the holder. In all cases, sufficient time should be allowed to ensure timely delivery. A mailing envelope addressed to the Exchange Agent is enclosed for your convenience.

                                EXCHANGE AGENT:
                               By mail or hand:
                              ARAMARK Corporation
                               The ARAMARK Tower
                              1101 Market Street
                       Philadelphia, Pennsylvania 19107
                     Attention: Exchange Agent--29th floor

  9. Inadequate Space. If the space provided herein in the Election Form is inadequate, the information should be listed on a separate signed schedule and attached to this Election Form/Letter of Transmittal.

  10. Signatures on Election Form/Letter of Transmittal. The signature(s) of the stockholder(s) submitting this Election Form/Letter of Transmittal must correspond with the name(s) as written on the face of the Certificates or on the Certificate Report evidencing the shares held by such stockholder(s) without alteration, enlargement or any other change whatsoever.

  If any shares are owned by two or more persons (as written on the face of the Certificates evidencing such shares), all such persons must sign this Election Form/Letter of Transmittal.

  If any of the shares are registered in different forms of the name of any person signing this Election Form/Letter of Transmittal (e.g., "John Smith" on one Certificate and "J. Smith" on another), it will be necessary for such person to sign this Election Form/Letter of Transmittal in each way in which the Certificates are registered.

  If this Election Form/Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of such person's authority so to act must be submitted.

  11. Revocation and Modification. An Election may be revoked no later than the Election Deadline by the person who submitted the Election Form/Letter of Transmittal to the Exchange Agent by written notice duly executed specifying the person in whose name the election was made, and if applicable, the name of the holder thereof.

  At any time prior to the Election Deadline, a holder of shares who has made an effective Election may change such Election by notifying the Exchange Agent of such change and submitting to the Exchange Agent a revised Election Form/Letter of Transmittal properly completed and signed.

  If a joint Election Form/Letter of Transmittal is submitted by two or more holders of shares, all such holders must jointly revoke or change their Election.

  12. Automatic Revocation of Elections. In the event the Reclassification is not consummated for any reason, all Election Forms/Letters of Transmittal will be void and of no effect, and Certificates, if any, tendered for redemption in Share 100 will be promptly returned to the persons who submitted them.

  13. Payment of Cash or Notes Consideration. As promptly as practicable after the Effective Time, the Exchange Agent will mail to each holder of shares as to which Certificates have been surrendered together with a properly completed and signed Election Form/Letter of Transmittal a check in the amount of the Cash Consideration or the Notes Consideration for the shares previously represented by the Certificate(s) so surrendered.

  A holder of Class A Common Stock who makes an effective Election to receive consideration consisting in whole or in part of Installment Notes will not be entitled to receive Installment Notes in stated face amounts of less than $10,000, or in stated face amounts in excess of $10,000 (or an integral multiple of $10,000) but less than the next highest integral multiple of $10,000 ("FRACTIONAL AMOUNTS"). Instead, such holder will be entitled to receive promptly from the Exchange Agent a cash payment in lieu of any such Fractional Amounts equal to such Fractional Amount. Interest will be paid on the Installment Notes only to the extent the Installment Notes by their terms involve the accrual or payment of interest.

  14. Lost, Destroyed or Stolen Certificates. If the Certificates have been lost, destroyed or stolen, such should be indicated in the Signature Block section of this Election Form/Letter of Transmittal. In such event, the Exchange Agent will forward additional documentation necessary to be completed in order to surrender effectively such lost, destroyed or stolen Certificates. Cash Consideration and Notes Consideration cannot be paid until the procedures for replacing lost, destroyed or stolen Certificates have been followed. No interest will be paid on the Cash Consideration and on the Notes Consideration (except pursuant to the terms thereof).

  15. Notice of Defects; Resolution of Disputes. Neither the Company nor the Exchange Agent will be under any obligation to notify you or anyone else that the Exchange Agent has not received a properly completed Election Form/Letter of Transmittal or that any Election Form/Letter of Transmittal submitted is defective in any way. Any and all disputes with respect to an Election Form/Letter of Transmittal (including but not limited to matters relating to time limits, defects or irregularities in the surrender of any Certificates), will be resolved by the Company (or Exchange Agent in the event discretion is delegated) and its decision will be conclusive and binding on all concerned. The Exchange Agent shall have the absolute right in its sole discretion to reject any surrender of Certificates which it deems to be not in proper form or to waive any immaterial irregularities in the surrender of any Certificate. The Company may seek such clarification from any stockholder with respect to any Election intended to be made by such stockholder. Elections and/or surrenders of Certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured. The terms and conditions of Share 100 as discussed and set forth in the Proxy Statement are deemed to be incorporated herein by reference and to form part of the terms and conditions of any Election instruction given on this Election Form/Letter of Transmittal.

  16. Inquiries; Assistance. All questions regarding appropriate procedures for making elections and surrendering Certificate(s) or any questions regarding this Election Form/Letter of Transmittal should be directed to the Exchange Agent, by telephone at (215) 238-3246. Requests for additional copies of the Proxy Statement and this Election Form/Letter of Transmittal may be obtained from the Exchange Agent.

Dated: January 8, 1998

                         (DO NOT WRITE IN THIS SPACE)

 Date Received _______     Checked by __________      Date Checked ________


                           Approved by _________      Date Approved _______

-------------------------------------------------------------------------------

                           No. of Shares Received

 Cert. No.                                            Note No.
-------------------------------------------------------------------------------
 Note Amt.                 Check No.                  Check Amt.

                                                                              B

[LOGO OF ARAMARK APPEARS HERE]

                      ELECTION FORM/LETTER OF TRANSMITTAL
                              ARAMARK CORPORATION

                                   SHARE 100

TO: PERSONS WHO OWN SHARES OF ARAMARK CLASS B COMMON STOCK AND/OR
    PERSONS WHO HOLD GRANTS TO PURCHASE SUCH STOCK:

If the Share 100 proposal is approved by the ARAMARK stockholders, you will have the opportunity to exchange your existing shares/grants for those of the new class(es) of ARAMARK stock created by Share 100.

 .  NEW STOCK FOR EXISTING STOCK/GRANTS--IF YOU WISH TO EXCHANGE YOUR
   SHARES/GRANTS, YOU DO NOT NEED TO SUBMIT THIS ELECTION FORM/LETTER OF TRANSMITTAL. However, you must mark the appropriate box on your proxy card and return it to the Company prior to the stockholder's meeting. Specific instructions on exchanging certificates will be mailed to you upon stockholder approval of Share 100. No other action is required from you at this time.

 . CASH FOR EXISTING GRANTS--If you wish to receive cash for any grants you hold to buy stock, you must complete the Election Form AND the Signature Block sections. Then submit the completed Election Form/Letter of Transmittal, and if applicable, your stock certificates, in the enclosed return envelope. Your Election Form must be received by us no later than 10:00 a.m., Philadelphia time, on February 10, 1998, the day of the stockholder's meeting.

 . CASH FOR EXISTING STOCK--If you wish to receive cash for stock you already own you should complete ONLY the Signature Block section and submit this Election Form/Letter of Transmittal with your stock certificates.

 . MAGAZINE AND BOOK EMPLOYEES--ALL Magazine & Book employees (including permitted transferees) should complete ONLY the Signature Block section and submit this Election Form/Letter of Transmittal with their stock certificates.

       USE THE ENCLOSED BLUE RETURN ENVELOPE, OR MAIL YOUR MATERIALS TO:

                              ARAMARK Corporation
                                 ARAMARK Tower
                              1101 Market Street
                            Philadelphia, PA 19107
                     Attention: Exchange Agent--29th floor

       HOLDERS OF CLASS B COMMON STOCK WHO DESIRE TO RECEIVE GROUP STOCK CONSIDERATION IN SHARE 100 SHOULD NOT COMPLETE OR RETURN THIS ELECTION
 FORM/LETTER OF TRANSMITTAL BUT SHOULD MARK THE APPROPRIATE BOX ON YOUR PROXY
                                  CARD.

                         CASH FOR GRANTS ELECTION FORM

DIRECTIONS FOR THOSE WISHING TO RECEIVE CASH FOR GRANTS YOU HOLD: Complete by checking (X) the statement that applies, and complete the Signature Block section.

 IF YOU CURRENTLY OWN STOCK:

 YOU MAY ELECT CASH FOR EXISTING GRANTS ONLY IF YOU DID NOT
 EFFECTIVELY ELECT ON THE PROXY CARD TO EXCHANGE YOUR SHARES FOR
 GROUP STOCK.

          I wish to receive CASH in the amount of U.S. $29.55 per share, less my grant price, for ALL UNEXERCISED SHARES OF ARAMARK STOCK FOR WHICH I HOLD GRANTS as of February 10, 1998. I understand that this amount will be paid to me at future date(s) if and when the installments under these grants would otherwise have become exercisable by me under the terms of the stock ownership program.

 IF YOU DO NOT CURRENTLY OWN STOCK, BUT YOU HOLD GRANTS:

          I wish to receive CASH in the amount of U.S. $29.55 per share, less my grant price, for ALL UNEXERCISED SHARES OF ARAMARK STOCK FOR WHICH I HOLD GRANTS as of February 10, 1998. I understand that this amount will be paid to me at future date(s) if and when the installments under these grants would otherwise have become exercisable by me under the terms of the stock ownership program.

                 (PLEASE COMPLETE THE SIGNATURE BLOCK SECTION)

If you do not make an election, your grants to purchase Class B Common Stock will, in most circumstances, be converted into grants to purchase Group Stock, as described in the Proxy Statement.

                                SIGNATURE BLOCK

To The Exchange Agent:

  Capitalized terms used herein without definition have the meanings given to them in the Proxy Statement dated January 8, 1998 (the "PROXY STATEMENT"), receipt of which is acknowledged by the undersigned.

  Elections. The undersigned hereby makes the elections, if any, in the foregoing Election Form section subject to the terms, conditions and limitations set forth in (i) the Proxy Statement and (ii) the accompanying instructions.

  Surrender of Shares. The undersigned hereby surrenders the shares evidenced by the Certificates enclosed herewith and the uncertificated shares, if any, held by the undersigned for the Class B Cash Consideration receivable by the undersigned in Share 100, subject to the terms, conditions and limitations set forth in (i) the Proxy Statement and (ii) the accompanying instructions.

 Can't find your stock certificates?       Check (X) here, and we'll send
you further instructions. This will delay processing of your cash payment.

  Representations as to Title and Authority. The undersigned hereby represents and warrants that the undersigned has good title to the shares evidenced by the Certificates and confirmation statements, if any, being delivered and surrendered to the Exchange Agent, free and clear of all liens, restrictions, charges and encumbrances, and that such shares are not subject to any adverse claim. The undersigned also represents and warrants that the undersigned has full power and authority to make the elections, if any, made herein and to surrender the shares, if any, surrendered herewith. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by the Exchange Agent in connection with such elections and/or surrender of the shares. All authority conferred or agreed to be conferred in this Election Form/Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                                SIGNATURE BLOCK

 -------------------------------     -----------------------------------------
 (Print name(s) of Holder(s))               (Signature(s) of Holder(s))

 -------------------------------     -----------------------------------------
  (Print name(s) of Holder(s))              (Signature(s) of Holder(s))

 -------------------------------     -----------------------------------------
  (Must be signed by the holder exactly as name appears on the Certificate(s).

 Phone #(s) W: __________________    Number of Shares being submitted:
            H: __________________    (if any):
                                     -------------------------------------
 Social Security Number: __________________________ Dated: _____________, 1998

                                 INSTRUCTIONS
    FORMING PART OF THE TERMS AND CONDITIONS OF THE ELECTION FORM/LETTER OF
                                  TRANSMITTAL

  1. Certain Definitions. Capitalized terms used herein without definition have the meanings given to them in the Proxy Statement.

  2. Who should use this Form.

                              AS AN ELECTION FORM

 . Continuing holders of Class B Common Stock who will be receiving the Class B Cash Consideration and who wish to elect to receive $29.55 in cash (less the exercise price) at the time their option becomes exercisable in lieu of being able to exercise the option for stock

 . Employees who do not own any shares (and who do not have permitted transferees who own any shares) and who wish to elect to receive $29.55 in cash (less the exercise price) at the time their option becomes exercisable in lieu of being able to exercise the option for stock

                          AS A LETTER OF TRANSMITTAL

 . Continuing holders of Class B Common Stock who wish to receive the Class B Cash Consideration

 .  Magazine and Book Employees (including their permitted transferees)

  3. Election Deadline. To make an effective Election, a duly completed and signed Election Form/Letter of Transmittal, must be received by the Exchange Agent no later than 10:00 A.M., Philadelphia time, on February 10, 1998, the day of the Annual Meeting or, if the Annual Meeting is postponed or adjourned without approval and adoption of Share 100, no later than 10:00 A.M., Philadelphia time, on the day on which Share 100 is approved and adopted by the Company's stockholders (the later of such times being referred to herein as the "ELECTION DEADLINE").

  Even if you plan to vote against Share 100, you should nonetheless make a proper and timely Election to ensure that you will receive the desired consideration in the event Share 100 is ultimately approved and becomes effective.

  A duly completed and signed Election Form/Letter of Transmittal need not be accompanied by certificates representing Class B Common Stock ("CERTIFICATES") to be an effective Election.

  4. Surrender of Certificates. It is recommended that if you are to receive cash in Share 100 in respect of your shares, you surrender your Certificates accompanied by a duly completed and signed Election Form/Letter of Transmittal prior to the Effective Time of Share 100. The Company will not pay any cash until the Certificates with respect to which payment is to be made have been properly surrendered to the Exchange Agent. To effectively surrender your Certificates, they must be accompanied by a duly completed and signed Election Form/Letter of Transmittal, even if you have previously submitted an Election Form/Letter of Transmittal.

  5. Delivery of Election Form/Letter of Transmittal and Certificates. An Election Form/Letter of Transmittal, the Certificates and any other required documents must be properly received by the Exchange Agent at the address set forth below, in form satisfactory to the Exchange Agent, in order for the delivery and surrender to be effective and the risk of loss of the Certificates to pass to the Exchange Agent. The method of delivery (either by hand, mail or overnight delivery) of Certificates and other documents is at the election and risk of the holder. In all cases, sufficient time should be allowed to ensure timely delivery. A mailing envelope addressed to the Exchange Agent is enclosed for your convenience.

                                EXCHANGE AGENT:
                                By mail or hand:
                              ARAMARK Corporation
                                 ARAMARK Tower
                               1101 Market Street
                        Philadelphia, Pennsylvania 19107
                     Attention: Exchange Agent--29th floor

  6. Signatures on Election Form/Letter of Transmittal. The signature(s) of the stockholder(s) or grantholder(s) submitting this Election Form/Letter of Transmittal must correspond with the name(s) as written on the face of the Certificates or on the Certificate Report evidencing the shares held by such stockholder(s), or on the grant held by such grantholder(s), without alteration, enlargement or any other change whatsoever.

  If any shares are owned by two or more persons (as written on the face of the Certificates evidencing such shares), all such persons must sign this Election Form/Letter of Transmittal.

  If any of the shares are registered in different forms of the name of any person signing this Election Form/Letter of Transmittal (e.g., "John Smith" on one Certificate and "J. Smith" on another), it will be necessary for such person to sign this Election Form/Letter of Transmittal in each way in which the shares are registered.

  If this Election Form/Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of such person's authority so to act must be submitted.

  7. Revocation and Modification. An election may be revoked no later than the Election Deadline by the person who submitted the Election Form/Letter of Transmittal to the Exchange Agent by written notice duly executed specifying the person in whose name the election was made.

  At any time prior to the Election Deadline, a person who has made an effective Election may change such Election by notifying the Exchange Agent of such change and submitting to the Exchange Agent a revised Election Form/Letter of Transmittal properly completed and signed.

  If a joint Election Form/Letter of Transmittal is submitted by two or more Continuing Holders of shares, all such holders must jointly act in order to revoke or change their election.

  8. Automatic Revocation of Elections. In the event Share 100 is not consummated for any reason, all Forms of Election/Letters of Transmittal will be void and of no effect, and Certificates tendered for conversion in Share 100 will be promptly returned to the persons who submitted them.

  9. Payment of Cash Consideration. As promptly as practicable after the Effective Time of Share 100, the Exchange Agent will mail to each holder of shares as to which Certificates have been surrendered, or to each holder of grants, who has delivered a properly completed and signed Election Form/Letter of Transmittal a check in the amount of (i) the Class B Cash Consideration for the shares previously represented by the Certificate(s) so surrendered and (ii) the cash to be received in exchange for exercisable performance options.

  10. Lost, Destroyed or Stolen Certificates. If the Certificates have been lost, destroyed or stolen, such should be indicated on the front of this Election Form/Letter of Transmittal. In such event, the Exchange Agent will forward additional documentation necessary to be completed in order to surrender effectively such lost, destroyed or stolen Certificates. This Election Form/Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed. No interest will be paid on the Class B Cash Consideration.

  11. Notice of Defects; Resolution of Disputes. Neither the Company nor the Exchange Agent will be under any obligation to notify you or anyone else that the Exchange Agent has not received a properly completed Election Form/Letter of Transmittal or that any Election Form/Letter of Transmittal submitted is defective in any way. Any and all disputes with respect to an Election Form/Letter of Transmittal (including but not limited to matters relating to time limits, defects or irregularities in the surrender of any Certificates), will be resolved by the Company (or Exchange Agent in the event discretion is delegated) and its decision will be conclusive and binding on all concerned. The Exchange Agent shall have the absolute right in its sole discretion to reject any election and/or any surrender of Certificates which it deems to be not in proper form or to waive any immaterial irregularities in the election and/or in the surrender of any Certificate. The Company may seek clarification from any stockholder with respect to any election intended to be made by such stockholder. Elections and/or surrenders of Certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured. The terms and conditions of Share 100 as discussed and set forth in the Proxy Statement are deemed to be incorporated herein by reference and to form part of the terms and conditions of any election instruction given on this Election Form/Letter of Transmittal.

  12. Inquiries; Assistance. All questions regarding appropriate procedures for making elections and/or surrendering Certificate(s) or any questions regarding this Election Form/Letter of Transmittal should be directed to the Exchange Agent, by telephone at 215-238-3246. Requests for additional copies of the Proxy Statement and this Election Form/Letter of Transmittal may be obtained from the Exchange Agent.

Dated: January 8, 1998

                          (DO NOT WRITE IN THIS SPACE)

 Date Received _______    Checked by __________    Date Checked ________
                          Approved by _________    Date Approved _______
--------------------------------------------------------------------------------

                        No. of Shares
 HID No.                Received
                                            Check No.       Check Amt.
--------------------------------------------------------------------------------
 Option cashed in:      Yes           No               N/A

 Spread on vested: _______________

 Spread on nonvested:    Payment Date         Payment
                         1. ___________       Amount
                                              $ ____________
                         2. ___________       $ ____________
                         3. ___________       $ ____________
                         4. ___________       $ ____________
                         5. ___________       $ ____________

 Option calculations verified by: ________________________ Date: ____________
--------------------------------------------------------------------------------
 Notice sent to Payroll on: __________

                                                                             FM

[LOGO OF ARAMARK APPEARS HERE]

                      ELECTION FORM/LETTER OF TRANSMITTAL
                              ARAMARK CORPORATION

                                   SHARE 100

TO: FORMER MANAGERS WHO OWN SHARES OF ARAMARK CLASS A COMMON STOCK

STOCK--If you wish to receive shares of new Class A Composite Stock in exchange for your shares of Class A Common Stock (the "CLASS A STOCK EXCHANGE"), you must complete this Election Form/Letter of Transmittal, and then submit the completed Election Form/Letter of Transmittal in the enclosed return envelope. Your Election Form must be received by us no later than 10:00 a.m., Philadelphia time, on February 10, 1998, the day of the stockholders' meeting. Do NOT include your stock certificates--specific instructions on exchanging certificates will be mailed to you upon stockholder approval of Share 100.

CASH--The Company is exercising its right, under the Amended and Restated Stockholders' Agreement, to call (the "CALL OPTION") all shares of Class A Common Stock owned by any Former Manager that are not exchanged in the Class A Stock Exchange. The shares will be repurchased by the Company for $29.55 per Class B Common Stock equivalent share. The closing of the repurchase of shares pursuant to the Call Option will occur immediately prior to the Reclassification Effective Time and concurrently with the Class A Stock Exchange (whether or not this Election Form/Letter of Transmittal has been completed or Certificates have been surrendered). However, in order to receive payment, you must complete this Election Form/Letter of Transmittal and submit the completed Election Form/Letter of Transmittal with your stock certificates.

     WHETHER YOU PARTICIPATE IN THE CLASS A STOCK EXCHANGE OR THE COMPANY REPURCHASES YOUR SHARES PURSUANT TO THE CALL OPTION, YOUR SHARES WILL BE
      CANCELED IMMEDIATELY PRIOR TO THE RECLASSIFICATION EFFECTIVE TIME.

      USE THE ENCLOSED GREEN RETURN ENVELOPE, OR MAIL YOUR MATERIALS TO:

                              ARAMARK Corporation
                                 ARAMARK Tower
                              1101 Market Street
                            Philadelphia, PA 19107
                     Attention: Exchange Agent--29th floor

To The Exchange Agent:

  Capitalized terms used herein without definition have the meanings given to them in the Proxy Statement dated January 8, 1998 (the "PROXY STATEMENT"), receipt of which is acknowledged by the undersigned.

[_] Election to Participate in Class A Stock Exchange. The undersigned hereby elects to participate in the Class A Stock Exchange subject to the terms, conditions and limitations set forth in (i) the Proxy Statement and (ii) the accompanying instructions. AS A CONDITION TO SUCH ELECTION, THE UNDERSIGNED HEREBY WAIVES ALL RIGHTS UNDER SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW (APPRAISAL RIGHTS) WITH RESPECT TO THE MERGER. Instruction: If you are participating with respect to fewer than all of your shares, write the number of shares (on a Class B equivalent basis) for which you are participating
here:       .

[_] Surrender of Certificates Pursuant to Call Option. The undersigned hereby surrenders the shares evidenced by the Certificates enclosed herewith and confirmation statements, if any, in exchange for the right to receive $29.55 per Class B Common Stock equivalent share in cash pursuant to the terms of the Call Option, subject to the terms, conditions and limitations set forth in (i) the Stockholders' Agreement, (ii) the Proxy Statement and (iii) the accompanying instructions. Instruction: If you are surrendering fewer than all of such shares, write the number of shares (on a Class B equivalent basis)
that you are surrendering here:       .

Representations as to Title and Authority. The undersigned hereby represents and warrants that the undersigned has good title to the shares evidenced by the Certificates and confirmation statements, if any, being delivered and surrendered to the Exchange Agent, free and clear of all liens, restrictions, charges and encumbrances, and that such shares are not subject to any adverse claim. The undersigned also represents and warrants that the undersigned has full power and authority to participate in the Class A Stock Exchange, if so elected, and to surrender the shares, if any, surrendered herewith. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by the Exchange Agent in connection with such election and/or surrender of the shares. All authority conferred or agreed to be conferred in this Election Form/Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                                SIGNATURE BLOCK

                                          ____________________________________
 _____________________________________        (Signature(s) of Holder(s))
     (Print name(s) of Holder(s))


                                          ____________________________________
 _____________________________________        (Signature(s) of Holder(s))
     (Print name(s) of Holder(s))

 Dated: _______________________ , 1998

   (Must be signed by the holder exactly as name appears on the Certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information.)

 Name: _______________________________________________________________________
                            (Please Type or Print)

 Capacity (Full Title): ______________________________________________________

 Address: ____________________________________________________________________

 _____________________________________________________________________________
                              (Include Zip Code)

 Area Codes and Telephone Numbers: ________   --------------
                               Home               Business

 Taxpayer Identification or Social Security No.: _____________________________

                                 INSTRUCTIONS
    FORMING PART OF THE TERMS AND CONDITIONS OF THE ELECTION FORM/LETTER OF
                                  TRANSMITTAL

  1. Certain Definitions. Capitalized terms used herein without definition have the meanings given to them in the Proxy Statement.

  2. Who should use this Form.

 .  Former Managers who wish to participate in the Class A Stock Exchange.

 . Former Managers who do not wish to participate in the Class A Stock Exchange and who wish to surrender their stock certificates to receive the $29.55 per Class B Common Stock equivalent share payable pursuant to the Call Option.

Regardless of whether or not you elect to participate in the Class A Stock Exchange, immediately prior to the Reclassification Effective Time your shares will be canceled and thereafter will represent a right to receive shares of Class A Composite Stock (if you elect to participate in the Class A Stock Exchange) or $29.55 in cash per Class B Common Stock equivalent share (if you do not elect to participate and your shares are repurchased pursuant to the Call Option).

  3. Terms of the Exchange. If you participate in the Class A Stock Exchange, you will receive for each share of Class A Common Stock, one share of a new class of common stock of the Company, designated as Class A-Composite Group, $.01 per value per share (the "CLASS A COMPOSITE STOCK"). The Class A Stock Exchange is subject to Share 100 being implemented and will be effective immediately prior to the filing of the Reclassification Certificate with the Secretary of State of the State of Delaware as part of Share 100 (the "RECLASSIFICATION EFFECTIVE TIME"). The shares of Class A Composite Stock will be subject to the Stockholders' Agreement.

  4. Must be a Former Manager. In order to participate in the Class A Stock Exchange, you must be an individual who at one time owned (or whose Permitted Transferee owned) ARAMARK Corporation's Common Stock, Class B, $.01 par value per share, which was converted into ARAMARK Corporation's Common Stock, Class A, $.01 par value per share ("CLASS A COMMON STOCK") pursuant to the terms of the Certificate of Incorporation upon the termination of employment with the Company, or a Permitted Transferee of such an individual (a "FORMER MANAGER"). A Former Manager is entitled to participate in the Class A Stock Exchange with respect to only those shares of Class A Common Stock that were so converted from Class B Common Stock.

  5. Call of Unexchanged Shares. The Company is exercising its right, under the Amended and Restated Stockholders' Agreement, to call (the "CALL OPTION") all shares of Class A Common Stock that are owned by any Former Manager, that could be exchanged for Class A Composite Shares in the Class A Stock Exchange, and that are not exchanged for Class A Composite Shares in the Class A Stock Exchange. The purchase price under the Call Option is $29.55 per Class B Common Stock equivalent share. The closing of the repurchase under the Call Option is subject to Share 100 being implemented and will be effective concurrently with the Class A Stock Exchange.

  6. Uncertificated Shares. The Company will not issue share certificates with respect to the Class A Composite Stock. Instead, the Company will issue such shares in uncertificated form. You will receive shortly after completion of Share 100, an initial ownership statement or certificate profile report indicating the shares held in your and your Permitted Transferee's names as a group, and will receive an updated ownership statement periodically thereafter. You will also receive additional statements of registered shares after any future stock transactions as confirmation. You may nevertheless obtain new certificates by following the procedure which will be set forth on the statement of registered shares.

  7. Participation Deadline. To participate in the Class A Stock Exchange, a duly completed and signed Election Form/Letter of Transmittal, together with the other documents required hereby, must be received by the

Exchange Agent no later than 10:00 A.M., Philadelphia time, on February 10, 1998, the day of the annual meeting (the "ANNUAL MEETING") or, if the Annual Meeting is postponed or adjourned without approval and adoption of Share 100, no later than 10:00 A.M., Philadelphia time, on the day on which Share 100 is approved and adopted by the Company's stockholders (the later of such times being referred to herein as the "PARTICIPATION DEADLINE").

  Even if you plan to vote against Share 100, you should nonetheless make a proper and timely election to ensure that you will be able to participate in the Class A Stock Exchange in the event Share 100 is ultimately approved and becomes effective.

  A duly completed and signed Election Form/Letter of Transmittal need not be accompanied by certificates representing Class A Common Stock ("CERTIFICATES") to be effective.

  8. Surrender of Certificates. If you are not participating in the Class A Stock Exchange and your shares are being repurchased by the Company pursuant to the Call Option, you should surrender your Certificates accompanied by a duly completed and signed Election Form/Letter of Transmittal. The Company will not pay any cash until the Certificates with respect to which payment is to be made have been properly surrendered to the Exchange Agent. To effectively surrender your Certificates, they must be accompanied by a duly completed and signed Election Form/Letter of Transmittal, even if you have previously submitted an Election Form/Letter of Transmittal.

  If you are participating in the Class A Stock Exchange, you should not concurrently deliver your Certificates representing such Class A Common Stock to the Exchange Agent. You should deliver the Certificates pursuant to specific instructions on exchanging Certificates to be mailed to you after the Effective Time of Share 100.

  9. Delivery of Election Form/Letter of Transmittal and Certificates. An Election Form/Letter of Transmittal, the Certificates, if applicable, and any other required documents must be properly received by the Exchange Agent at the address set forth below, in form satisfactory to the Exchange Agent, in order for the delivery and surrender to be effective and the risk of loss of the Certificates to pass to the Exchange Agent. The method of delivery (either by hand, mail or overnight delivery) of Certificates and other documents is at the election and risk of the holder. In all cases, sufficient time should be allowed to ensure timely delivery. A mailing envelope addressed to the Exchange Agent is enclosed for your convenience.

                                EXCHANGE AGENT:
                               By mail or hand:
                              ARAMARK Corporation
                               The ARAMARK Tower
                              1101 Market Street
                       Philadelphia, Pennsylvania 19107
                     Attention: Exchange Agent--29th floor

  10. Signatures on Election Form/Letter of Transmittal. The signature(s) of the stockholder(s) submitting this Election Form/Letter of Transmittal must correspond with the name(s) as written on the face of the Certificates or on the Certificate Report evidencing the shares held by such stockholder(s) without alteration, enlargement or any other change whatsoever.

  If any shares are owned by two or more persons (as written on the face of the Certificates evidencing such shares), all such persons must sign this Election Form/Letter of Transmittal.

  If any of the shares are registered in different forms of the name of any person signing this Election Form/Letter of Transmittal (e.g., "John Smith" on one Certificate and "J. Smith" on another), it will be necessary for such person to sign this Election Form/Letter of Transmittal in each way in which the Certificates are registered.

  If this Election Form/Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of such person's authority so to act must be submitted.

  11. Revocation. An election to participate may be revoked no later than the Participation Deadline by the person who submitted the Election Form/Letter of Transmittal to the Exchange Agent by written notice duly executed specifying the person in whose name the election was made, and if applicable, the name of the holder thereof.

  If a joint Election Form/Letter of Transmittal is submitted by two or more holders of shares, all such holders must jointly revoke their election.

  12. Automatic Revocation. In the event the Class A Stock Exchange is not consummated for any reason, all Election Forms/Letters of Transmittal will be void and of no effect, and any Certificates tendered will be promptly returned to the persons who submitted them.

  13. Surrender of Certificates upon election to Participate; Payment of Cash Pursuant to Call Option. As soon as practicable after the effective time of Share 100 (the "EFFECTIVE TIME"), the Exchange Agent will mail to each holder of Class A Common Stock who elected to participate in the Class A Stock Exchange specific instructions on exchanging Certificates.

  As promptly as practicable after the Effective Time, the Exchange Agent will mail to each Former Manger who did not elect to participate in the Class A Stock Exchange and who surrendered his or her Certificates together with a properly completed and signed Election Form/Letter of Transmittal a check in the amount of $29.55 per Class B Common Stock equivalent share for the shares previously represented by the Certificate(s) so surrendered.

  14. Lost, Destroyed or Stolen Certificates. If the Certificates have been lost, destroyed or stolen, please contact the Exchange Agent at the telephone number referred to in instruction 16. In such event, the Exchange Agent will forward additional documentation necessary to be completed in order to surrender effectively such lost, destroyed or stolen Certificates. No interest will be paid on the cash payable pursuant to the Call Option.

  15. Notice of Defects; Resolution of Disputes. Neither the Company nor the Exchange Agent will be under any obligation to notify you or anyone else that the Exchange Agent has not received a properly completed Election Form/Letter of Transmittal or that any Election Form/Letter of Transmittal submitted is defective in any way. Any and all disputes with respect to an Election Form/Letter of Transmittal (including but not limited to matters relating to time limits, defects or irregularities in the surrender of any Certificates), will be resolved by the Company (or Exchange Agent in the event discretion is delegated) and its decision will be conclusive and binding on all concerned. The Exchange Agent shall have the absolute right in its sole discretion to reject any surrender of Certificates which it deems to be not in proper form or to waive any immaterial irregularities in the surrender of any Certificate. The Company may seek such clarification from any stockholder with respect to any election intended to be made by such stockholder. Elections and/or surrenders of Certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured. The terms and conditions of Share 100 as discussed and set forth in the Proxy Statement are deemed to be incorporated herein by reference and to form part of the terms and conditions of any instruction given on this Election Form/Letter of Transmittal.

  16. Inquiries; Assistance. All questions regarding appropriate procedures for making elections and surrendering Certificate(s) or any questions regarding this Election Form/Letter of Transmittal should be directed to the Exchange Agent, by telephone at (212) 238-3246. Requests for additional copies of the Proxy Statement and this Election Form/Letter of Transmittal may be obtained from the Exchange Agent.

Dated: January 8, 1998

                          (DO NOT WRITE IN THIS SPACE)

 Date Received _______     Checked by __________

                                                      Date Checked ________

                           Approved by _________      Date Approved _______

--------------------------------------------------------------------------------

                           No. of Shares Received

 Cert. No.

--------------------------------------------------------------------------------
                           Check No.                  Check Amt.